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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)           May 4, 2002
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                             COI SOLUTIONS, INC.
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             (exact name of registrant as specified in its charter)

                                    NEVADA
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                 (State or other jurisdiction of incorporation)

          0-28015                                     86-09884116
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(Commission File Number)                   (IRS Employer Identification Number)

  6563 NW 6th Way Suite 160     Ft. Lauderdale, FL          33065
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     (Address of principal executive offices)             (Zip Code)

Registrant's Telephone Number, Including Area Code:    (905) 799-4784
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      (Former name or former address, if changed since last report)

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Item 4.  Change in Registrant's Certifying Accountant

         On May 4, 2002 the Board of Directors of the Company informed its certifying accounts, Grant Thornton and Company LLP, that the Company would instead be using Marvin B. Seidman, CPA as its certifying accountants.

         In the past fiscal year Grant Thornton and Company included a "going concern" opinion in their audit report. There were no disagreements with the former accountants

         The Company has subsequently engaged Marvin B. Seidman, CPA as the Company's certifying accountant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

16.1 Letter dated May 7, 2002 from Grant Thornton and Company LLP

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COI SOLUTIONS, INC,

                                       By /s/ Geeta Naipaul Denton
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                                            Geeta Naipaul-Denton
                                               President
Date: May 7, 2002

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